SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549
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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
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       Date of Report (Date of earliest event reported): MAY 17, 2004
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                     Premier Development & Investment, Inc.
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             (Exact name of registrant as specified in its charter)



         NEVADA                     000-33005                 52-2312117
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(State or jurisdiction of          (Commission             (I.R.S. Employer
     incorporation or              File Number)          Identification Number)
      organization)


          8910 N. Dale Mabry Hwy., Ste. 37, Tampa, FL           33614
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         (Address of principal executive offices)            (Zip Code)


      Registrant's telephone number, including area code: (813) 784-3442
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ITEM 5     OTHER EVENTS AND REGULATION FD DISCLOSURE
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     The Annual Meeting of Shareholders was held on May 10, 2004. Of the 75,920,250 eligible votes, 71,946,400 were cast in person and by proxy. The shareholders approved the following items.

     1.   For the election of the following persons as Directors:
           - Eric R. Boyer, number of votes cast for: 71,946,400; votes cast against: none.

           - Victoria Z. Carlton, number of votes cast for: 71,946,400; votes cast against: none.

           - Andrew L. Jones, number of votes cast for: 71,946,400; votes cast against: none.

    2. To ratify Baumann, Raymando & Co., PA as the Company's independent auditor for the fiscal year ending December 31, 2004, number of votes cast for: 71,946,400; votes cast against: none.




ITEM 7     FINANCIAL STATEMENTS AND EXHIBITS
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(c)          Exhibit.

99.1         The Registrant's Press Release dated May 17, 2004.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PREMIER DEVELOPMENT & INVESTMENT, INC.
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                                         (Registrant)



Date: May 17, 2004                       /s/ Eric R. Boyer
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                                         Eric R. Boyer
                                         President and Chief Executive Officer



                                  EXHIBIT INDEX
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Exhibit                                                  Sequential
Number          Description                              Page Number
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99.1            The Registrant's Press Release               3
                dated May 17, 2004.